UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 6, 2010 (September 30, 2010)

US DATAWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sugar Creek Blvd., 5th Floor Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 504-8000
(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On September 30, 2010, US Dataworks, Inc. (the “Company”) and Silicon Valley Bank (“SVB”) entered into that certain Forbearance to Loan and Security Agreement (the “Forbearance Agreement”) pursuant to which SVB has agreed, for the period beginning on September 30, 2010 and ending on October 13, 2010 (the “Forbearance Period”), to forbear from filing any legal action or instituting or enforcing any rights and remedies it may have against the Company arising out of the Company’s failure to comply with the following (collectively, the “Existing Defaults”): (i) the financial covenants set forth in Section 6.7(a) of that certain Loan and Security Agreement dated as of February 9, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated March 5, 2010 and that certain Second Amendment to Loan and Security Agreement dated April 23, 2010 (the “Loan Agreement”), for the April 2010, May 2010, June 2010, July 2010 and August 2010 measuring periods, (ii) the financial covenants set forth in Section 6.7(b) of the Loan Agreement for the May 2010, June 2010, July 2010 and August 2010 measuring periods and (iii) the restrictions on making payments with respect to Subordinated Debt (as defined in the Loan Agreement) in the aggregate amount of $29,200 (the “Subordinated Debt Payments”) in violation of Section 7.9 of the Loan Agreement and Section 3 of that certain Subordination Agreement dated as of February 9, 2010 between the Company, SVB and the subordinated creditors therein named (the “Subordination Agreement”).  The Forbearance Agreement also contains the separate consent of SVB to the Subordinated Debt Payments.  The foregoing description of the Forbearance Agreement is qualified in its entirety by reference to the Forbearance Agreement, a copy of which is attached to this Current Report as an exhibit and incorporated herein by reference.  The Company was not required to pay any fees in connection with the Forbearance Agreement.

The Company and SVB are currently in discussions concerning an amendment to the Loan Agreement pursuant to which the Existing Defaults would be waived and the Company would be back in compliance with its covenants under the Loan Agreement and the Subordination Agreement.  The Company currently expects that such an amendment would be in place by the end of the Forbearance Period.

Item 9.01.	Financial Statements and Exhibits
(a)	Exhibits

10. 1           Forbearance to Loan and Security Agreement by and between US Dataworks, Inc. and Silicon Valley Bank dated September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2010
US DATAWORKS, INC.

	By:	/s/ Randall J. Fraprt
Randall J. Frapart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1	Forbearance to Loan and Security Agreement by and between US Dataworks, Inc. and Silicon Valley Bank dated September 30, 2010.